Exhibit 99.2

Aon Corporation

Segments - Reclassified for Discontinued Operations

	2004
(millions)	1st Quarter	2nd Quarter	Six Months
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$531	$597	$1,128
Risk Management & Insurance Brokerage - International	633	574	1,207
Reinsurance Brokerage & Related Services	239	204	443
Claims Services	61	57	118
Total Risk & Insurance Brokerage Services	1,464	1,432	2,896

Consulting:
Benefits, Compensation, Management & Communications Consulting	225	230	455
Human Resource Outsourcing	76	75	151
Total Consulting	301	305	606

Insurance Underwriting:
Accident & Health and Life	425	441	866
Warranty, Credit and Property & Casualty	356	364	720
Total Insurance Underwriting	781	805	1,586

Corporate & Other	36	18	54
Intersegment Revenues	(18)	(16)	(34)
Total	$2,564	$2,544	$5,108

Income (loss) from continuing operations before income tax
Risk & Insurance Brokerage Services	$243	$213	$456
Consulting	26	28	54
Insurance Underwriting	53	73	126
Corporate & Other	(22)	(32)	(54)
Total	$300	$282	$582

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	16.6%	14.9%	15.7%
Consulting	8.6%	9.2%	8.9%
Insurance Underwriting	6.8%	9.1%	7.9%
Total	11.7%	11.1%	11.4%

	2003
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$506	$589	$561	$638	$2,294
Risk Management & Insurance Brokerage - International	524	507	478	565	2,074
Reinsurance Brokerage & Related Services	237	219	225	192	873
Claims Services	88	88	85	91	352
Total Risk & Insurance Brokerage Services	1,355	1,403	1,349	1,486	5,593

Consulting:
Benefits, Compensation, Management & Communications Consulting	209	224	214	251	898
Human Resource Outsourcing	71	68	70	78	287
Total Consulting	280	292	284	329	1,185

Insurance Underwriting:
Accident & Health and Life	399	377	416	402	1,594
Warranty, Credit and Property & Casualty	310	315	326	338	1,289
Total Insurance Underwriting	709	692	742	740	2,883

Corporate & Other	31	40	14	40	125
Intersegment Revenues	(12)	(16)	(21)	(19)	(68)
Total	$2,363	$2,411	$2,368	$2,576	$9,718

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$236	$181	$192	$239	$848
Consulting	21	22	20	47	110
Insurance Underwriting	63	64	58	11	196
Corporate & Other	(50)	(6)	(28)	61	(23)
Total	$270	$261	$242	$358	$1,131

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	17.4%	12.9%	14.2%	16.1%	15.2%
Consulting	7.5%	7.5%	7.0%	14.3%	9.3%
Insurance Underwriting	8.9%	9.2%	7.8%	1.5%	6.8%
Total	11.4%	10.8%	10.2%	13.9%	11.6%

	2002
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$448	$515	$534	$604	$2,101
Risk Management & Insurance Brokerage - International	420	413	403	459	1,695
Reinsurance Brokerage & Related Services	194	186	204	181	765
Claims Services	77	80	87	85	329
Total Risk & Insurance Brokerage Services	1,139	1,194	1,228	1,329	4,890

Consulting:
Benefits, Compensation, Management & Communications Consulting	183	194	193	226	796
Human Resource Outsourcing	48	52	74	76	250
Total Consulting	231	246	267	302	1,046

Insurance Underwriting:
Accident & Health and Life	389	441	415	394	1,639
Warranty, Credit and Property & Casualty	260	309	303	290	1,162
Total Insurance Underwriting	649	750	718	684	2,801

Corporate & Other	45	(95)	8	21	(21)
Total	$2,064	$2,095	$2,221	$2,336	$8,716

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$192	$146	$213	$254	$805
Consulting	27	24	26	45	122
Insurance Underwriting	68	2	41	44	155
Corporate & Other	(7)	(147)	(51)	(37)	(242)
Total	$280	$25	$229	$306	$840

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	16.9%	12.2%	17.3%	19.1%	16.5%
Consulting	11.7%	9.8%	9.7%	14.9%	11.7%
Insurance Underwriting	10.5%	0.3%	5.7%	6.4%	5.5%
Total	13.6%	1.2%	10.3%	13.1%	9.6%

	2001
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$423	$480	$441	$576	$1,920
Risk Management & Insurance Brokerage - International	375	342	322	374	1,413
Reinsurance Brokerage & Related Services	170	169	169	142	650
Claims Services	79	90	93	100	362
Total Risk & Insurance Brokerage Services	1,047	1,081	1,025	1,192	4,345

Consulting:
Benefits, Compensation, Management & Communications Consulting	169	181	180	210	740
Human Resource Outsourcing	43	47	50	53	193
Total Consulting	212	228	230	263	933

Insurance Underwriting:
Accident & Health and Life	348	354	357	370	1,429
Warranty, Credit and Property & Casualty	280	255	284	273	1,092
Total Insurance Underwriting	628	609	641	643	2,521

Corporate & Other	(85)	(14)	3	(75)	(171)
Total	$1,802	$1,904	$1,899	$2,023	$7,628

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$165	$80	$141	$176	$562
Consulting	24	24	29	50	127
Insurance Underwriting	68	60	45	(5)	168
Corporate & Other	(169)	(94)	(76)	(151)	(490)
Total	$88	$70	$139	$70	$367

Income (loss) from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	15.8%	7.4%	13.8%	14.8%	12.9%
Consulting	11.3%	10.5%	12.6%	19.0%	13.6%
Insurance Underwriting	10.8%	9.9%	7.0%	-0.8%	6.7%
Total	4.9%	3.7%	7.3%	3.5%	4.8%

	2000
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$420	$456	$448	$544	$1,868
Risk Management & Insurance Brokerage - International	370	332	301	332	1,335
Reinsurance Brokerage & Related Services	153	145	159	153	610
Claims Services	60	61	63	68	252
Total Risk & Insurance Brokerage Services	1,003	994	971	1,097	4,065

Consulting:
Benefits, Compensation, Management & Communications Consulting	143	147	148	198	636
Human Resource Outsourcing	33	33	34	34	134
Total Consulting	176	180	182	232	770

Insurance Underwriting:
Accident & Health and Life	319	323	330	349	1,321
Warranty, Credit and Property & Casualty	267	286	264	275	1,092
Total Insurance Underwriting	586	609	594	624	2,413

Corporate & Other	30	22	25	(6)	71
Total	$1,795	$1,805	$1,772	$1,947	$7,319

Income (loss) from continuing operations before income tax and minority interest
Risk & Insurance Brokerage Services	$177	$177	$178	$125	$657
Consulting	19	23	26	38	106
Insurance Underwriting	68	82	85	90	325
Corporate & Other	(48)	(56)	(46)	(92)	(242)
Total	$216	$226	$243	$161	$846

Income from continuing operations before income tax - margins
Risk & Insurance Brokerage Services	17.6%	17.8%	18.3%	11.4%	16.2%
Consulting	10.8%	12.8%	14.3%	16.4%	13.8%
Insurance Underwriting	11.6%	13.5%	14.3%	14.4%	13.5%
Total	12.0%	12.5%	13.7%	8.3%	11.6%